UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-13337

Date of Report: August 2, 2007

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	22-2497491
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

21 West 39th Street, Suite 2A New York, NY 10018
(Address of Principal Executive Offices)

212-391-2752

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws

On August 2, 2007 the Board of Directors amended the Corporation’s Bylaws.  The amendment eliminated Article I, Section 2, which permitted the Corporation to issue uncertificated shares, and replaced it with a new Article I, Section 2, which permits the Corporation to issue shares in book-entry form.

Item 5.05

Amendments to the Registrant’s Code of Ethics

On August 2, 2007 the Board of Directors adopted the “Advanced Battery Technologies, Inc. Employee Code of Business Conduct and Ethics.”  The Code is applicable to all employees of Advanced Battery Technologies, including its principal executive officer, principal financial officer and principal accounting officer.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Amended Bylaws.

14.

Advanced Battery Technologies, Inc. Employee Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: August 8, 2007

By:/s/ Fu Zhiguo

     Fu Zhiguo, Chief Executive Officer